SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report:  December 23, 2003
(Date of earliest event reported)

Commission File No. 333-105940


                    Banc of America Mortgage Securities, Inc.
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        Delaware                                         36-4514369
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


201 North Tryon Street, Charlotte, North Carolina                    28255
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      Address of principal executive offices                      (Zip Code)


                                 (704) 387-2111
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              Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 5.     Other Events
            ------------

            On December 23, 2003, Banc of America Mortgage Securities, Inc., a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2003-10, Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-R, Class 1-A-MR, Class 1-A-LR, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 3-A-1, Class 4-A-1, Class 4-A-2, Class A-PO, Class 15-IO, Class 30-IO, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class X-B-1, Class X-B-2, Class X-B-3, Class 3-B-1, Class 3-B-2 and Class 3-B-3 (the "Offered Certificates"), having an aggregate original principal balance of $477,669,001.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated December 23, 2003, among the Registrant, Bank of America, N.A., as servicer ("BANA") and Wells Fargo Bank Minnesota, National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2003-10, Class SES, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class X-B-4, Class X-B-5, Class X-B-6, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Certificates, having an aggregate initial principal balance of $2,107,225.14 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.56% undivided interest in a trust (the "Trust"), consisting principally of four pools of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the related Pool Distribution Amount is sufficient therefor.

            Elections will be made to treat the Trust as three separate REMICs for federal income tax purposes (the "Upper-Tier REMIC", the "Middle-Tier REMIC" and the "Lower-Tier REMIC," and each, a "REMIC"). The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 3-A-1, Class 4-A-1, Class 4-A-2, Class A-PO, Class 15-IO, Class 30-IO, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class X-B-1, Class X-B-2, Class X-B-3, Class X-B-4, Class X-B-5, Class X-B-6, Class 3-B-1, Class 3-B-2, Class 3-B-3, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Certificates and each Class A-PO, Class 15-IO, Class 30-IO and Class SES Component will be treated as "regular interests" in the Upper-Tier REMIC and the Class 1-A-R, Class 1-A-MR and Class 1-A-LR Certificates will be treated as the "residual interest" in the Upper-Tier REMIC, Middle-Tier REMIC and the Lower-Tier REMIC, respectively.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (EX-4) Pooling and Servicing Agreement, dated December 23, 2003, among Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank Minnesota, National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANC OF AMERICA MORTGAGE SECURITIES, INC.

December 23, 2003

                                   By:    /s/ Judy Lowman
                                       ----------------------------------------
                                       Name:  Judy Lowman
                                       Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               --------------

   (EX-4)              Pooling and Servicing                           E
                       Agreement, dated December 23, 2003
                       among Banc of America Mortgage
                       Securities, Inc., Bank of
                       America, N.A. and Wells Fargo
                       Bank Minnesota, National
                       Association, as trustee.